SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2002

ITLA CAPITAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	0-26960	95-4596322

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

888 Prospect Street, Suite 110, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 551-0511

N/A

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure
Corporate Overview
Financial Highlights
Operating Performance
Real Estate Lending
Real Estate Loan Loss Summary
Operating Efficiency
Regulatory Capital
Summary of Stock Repurchase Activity
Stock Performance
Overview of Household Strategic Banking Alliance
Strategic Overview
SIGNATURES

Item 9. Regulation FD Disclosure.

Forward-Looking Statements

     When used in this Current Report on Form 8-K and in other filings by ITLA Capital Corporation (the “Company”) with the Securities and Exchange Commission, in the Company’s press releases or other public or shareholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. Various factors could cause actual results to differ materially from the results anticipated or projected. These factors include, but are not limited to, the following: changes in economic conditions in the Company’s market areas; changes in policies by regulatory agencies; the impact of competitive loan products; loan demand risks; the quality or composition of the loan or investment portfolios, including levels of nonperforming assets; fluctuations in interest rates and operating results and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on forward-looking statements. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

     Set forth below is material presented at an industry conference:

Corporate Overview and Financial Highlights WHERE financial OPPORTUNITIES begin...

Index Corporate Overview 4 Financial Highlights 7 Operating Performance 10 Real Estate Lending 19 Real Estate Loan Loss Summary 26 Operating Efficiency 30 Regulatory Capital 32 Summary of Stock Repurchase Activity 33 Stock Performance 34 Overview of Household Strategic Banking Alliance 36 Strategic Overview 39

Forward Looking Statements "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995 This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, the economic impact of the terrorist attacks on September 11, 2001, and the U.S. response to these attacks, changes in economic conditions in our market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, fluctuations in interest rates and operating results and other risks detailed from time to time in our filings with the Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2002 and beyond to differ materially from those expressed in any forward- looking statements by, or on behalf of, us. As used throughout this report, the terms "we", "our" or "Company" refer to ITLA Capital Corporation and its consolidated subsidiaries.

Corporate Overview With total assets of $1.5 billion, ITLA Capital Corporation is the largest financial institution headquartered in San Diego, California Primary focus is commercial real estate lending - 73% of outstanding loans secured by properties in California Six retail branches located in the major California Markets: San Diego, Orange County, Beverly Hills, Glendale, Encino and San Francisco Deposits consist primarily of retail certificates of deposit

Corporate Overview Commercial bank charter application filed March 2002 and approved June 2002, Bank Holding Company application filed May 2002, approval expected 4th Quarter 2002 Regulated by the FDIC and the California Department of Financial Institutions Taken public in October 1995 - previously a wholly owned subsidiary of Japanese finance company, then named Imperial Thrift and Loan Association Consistently profitable and growing since IPO - total assets have increased from $534 million at IPO to over $1.5 billion at September 30, 2002

Corporate Overview 6 consecutive years of record annual earnings Loan production totaling $3.3 billion with 41bps of losses since IPO Consistent operating efficiencies averaging 38.88% of net revenues and 2.02% of assets since becoming a public company ITLA share price has increased approximately 141.3% and has outperformed the NASDAQ Composite by approximately 71.2% since January 2000

Financial Highlights Completed acquisition of the $250.0 million ICCMAC Commercial and Multi-family CMO Trust for 1.02 times book value on March 28, 2000 Completed the Acquisition of Asahi Bank of California for 1.2 times book value on January 31, 2002, adding approximately $50 million in assets and the Metavante commercial banking technology platform Completed the securitization of non-conforming residential loan portfolio on March 28, 2002, issued $86.3 million of insured asset-backed notes with AAA and Aaa rating

Financial Highlights Acquired the performing loan portfolio and operating assets of the Lewis Horwitz Organization ("LHO") on October 25, 2002 for 1.01 times book value. The acquisition brings modest diversification through a niche business lending platform as well as providing cross-sell opportunities for retail banking products. Announced strategic banking alliance with Household International, Inc. tax refund lending and commercial private label credit card units on November 20, 2002. Annual pre-tax income of approximately $15.0 million expected to be realized from the income streams of the programs.

Financial Highlights Retired 26% of outstanding common stock and returned approximately $35.8 million of capital to shareholders through Common Stock Repurchase Program Raised $49 million of additional capital through Trust Preferred Securities Offerings All balance sheet growth and expansion into new markets substantially financed via net earnings

Operating Performance Net Income Dollars in Millions

Operating Performance Growth in Earnings Per Share $3.00 - $3.09

Operating Performance Return on Average Equity

Operating Performance Return on Average Equity Comparison Year-to-Date

Operating Performance Return on Average Assets

Operating Performance Return on Average Assets Comparison Year-to-Date

Operating Performance Core Return on Average Assets As Ranked for Core Returns on Average Assets by SNL Financial 2001 Top 10 Performers for 2001 Core Rank Company Name (overall rank) Ticker ROAA (%) 1 GreenPoint Financial Corp. GPT 2.16 2 United PanAm Financial Corp. UPFC 1.68 3 Brookline Bancorp Inc. (MHC) BRKL 1.61 3 Washington Federal Inc. WFSL 1.61 5 New York Community Bancorp Inc. NYCB 1.59 6 Roslyn Bancorp Inc. RSLN 1.39 7 Harbor Florida Bancshares Inc. HARB 1.38 8 NASB Financial Inc. NASB 1.35 9 ITLA Capital Corp. ITLA 1.32 9 Golden West Financial Corp GDW 1.32 9 Hudson City Bancorp Inc. (MHC) HCBK 1.32 Median (top 100 thrifts) 0.89

Operating Performance Asset Growth - Total Assets I P O Dollars in Millions

Operating Performance Book Value Dollars in Millions I P O

Real Estate Lending Summary of Annual Loan Production Total Cumulative Production of $3.3 billion Total Cumulative Losses of 41 basis points Dollars in Millions

Real Estate Lending Real Estate Loan Portfolio Dollars in Millions Includes Real Estate Loans held in Trust I P O

Real Estate Lending Composition of Real Estate Loan Portfolio September 30, 2002 $1,310 million Facility Amount Apartments $513 Retail 171 Special Purpose/Hotel 114 Construction 81 1-4 Family 7 Office 146 Other Commercial 135 Warehouse 31 Mixed Use 32 Mobile Home Park 12 Land 6 Franchise 62 $1,310 Dollars in Millions

Real Estate Lending Collateral Location - Real Estate Loans Northern California $218/ 17% Non-California $360 / 27% Southern California $732 / 56% California $950 /73% September 30, 2002 $1,310 Million

Real Estate Lending Net Interest Spread Summary

Real Estate Lending Yield and Spread Summary For the Period 3/01 - 9/02

Real Estate Lending Historical Cost of Funds vs. Six-Month LIBOR

Real Estate Loan Loss Summary Charge Off Experience Charge-Offs as a Percent of Average Loans

Real Estate Loan Loss Summary Non-Performing Loans Non-Performing Loans as a Percent of Total Loans

Real Estate Loan Loss Summary Non-Performing Assets to Total Assets Non-Performing Assets as a Percent of Total Assets I P O

Real Estate Loan Loss Summary Loan Loss Reserve Coverage Allowance for Loan Losses as a Percent of NPLs

Operating Efficiency Efficiency Ratio Comparison Year-to-Date

Operating Efficiency Assets and Revenue per Associate Assets per Associate Revenue per Associate Dollars in Millions

Regulatory Capital Summary of Excess Capital over Regulatory Capital

Summary of Stock Repurchase Activity $14.98 $15.27 $13.07 $14.54 $25.03 $18.21

Stock Performance 33 Months: Jan 2000 - Sept 2002 ITLA vs. Nasdaq $12.75 $12.56 $14.50 $14.81 $19.13 $20.00 $18.00 $20.25 $20.96 Source: SNL Financial 3/00 9/00 6/00 3/01 6/01 9/01 6/02 3/02 $29.69 $24.75 $30.19 9/02

Stock Performance P:E Ratio Comparison

Household Strategic Banking Alliance Overview ITLA's banking subsidiary, Imperial Capital Bank (ICB) to provide banking services to Household's tax refund and private label commercial finance units ICB will originate the loan products and sell substantial participation interests in each loan to Household, while retaining a small interest ICB will provide treasury, cash management, credit administration and regulatory compliance services for the programs Household technology platforms will be used to provide necessary infrastructure to service and support the lending programs

Household Strategic Banking Alliance Agreements Four-year term for the tax refund lending program, two-year term for the commercial private label finance program Substantial break-up in the event the agreements are terminated by Household during the first two years Profitability Income stream from the transaction fees and loan portfolio participation Annual pre-tax earnings from programs' income streams expected to be approximately $15.0 million Income stream from the programs expected to increase EPS by approximately 25%

Household Strategic Banking Alliance Indemnification and Guarantee Household has provided ICB with broad and comprehensive indemnifications from third party claims arising from the programs Household has provided ICB with unconditional guarantees for their subsidiaries' obligations under the agreements

Strategic Overview Pending Charter Conversion State Chartered Non-Member Commercial Bank Bank Holding Company Commence Operations as Commercial Bank January 2003 Product Diversification Imperial Capital Express Lewis Horwitz Organization Household Strategic Banking Alliance Cost of Funds Demand Deposits Market Existing Customer Base Identify Underserved Niche Small Business Markets

Strategic Overview Technology Metavante System Branch Automated Teller Systems ATMs Voice Response System Online Banking Bank Valuation Recent Stock Performance ITLA Addition to Russell 3000

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ITLA CAPITAL CORPORATION

Date: December 12, 2002	By:	/s/ Timothy M. Doyle

Timothy M. Doyle Senior Managing Director and Chief Financial Officer